U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 25, 2003



                             NUCLEAR SOLUTIONS, INC.
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             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-31959                     88-0433815
------------------------       -------------------           -------------------
(State of Incorporation)        Commission File No.          (IRS Employer
                                                             Identification No.)



1050 Connecticut Ave., N.W. Ste.1000, Washington,D.C.         20036
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number,( 202 )   772  -   3133
                               -----   -----    ------



                     (Registrant's former name and address)

Item 5.  Other Events and Regulation FD Disclosure

         On June 19, 2003, Patrick Herda was appointed Chairman of the Board of Directors, President and CEO of Nuclear Solutions, Inc. replacing John Dempsey. Mr. Dempsey was appointed Vice President for Industry and Military Relations. The change in board and executive officer positions is consistent with our corporate plans and implementation of our business objectives for 2003.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit  99.0     Press Release dated June 25, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Nuclear Solutions, Inc.
Dated: June 25, 2003

                                                          /s/ Patrick Herda
                                                         -----------------------
                                                         By: Patrick Herda
Title: President